SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 and 15(d) of the
                     Securities Exchange Act of 1934

Date of Report (date of earliest event reported):February 16, 1996


                            U.S. ENERGY CORP.
-------------------------------------------------------------------------------
          Exact Name of Registrant as Specified in its Charter)

     Wyoming                             0-6814                83-0205516
------------------------------      ---------------      ---------------------
(State or other                      (Commission          (I.R.S. Employer
jurisdiction of incorporation         File No.)            Identification No.)



Glen L. Larsen Building
877 North 8th West
Riverton, wY                                                   82501
-----------------------------------------                ----------------------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (307) 856-9271
                                                    ----------------

                             Not Applicable
           ---------------------------------------------------
           (Former Name, Former Address or Former Fiscal Year,
                      if Changed From Last Report)

Item 2 - Sale of The Brunton Company

     On February 16, 1996 Registrant completed the sale (for $4,300,000) of 8,267,450 shares of common stock, $0.01 par value, (the "Stock") of The Brunton Company, a Wyoming corporation ("Brunton"), to Silva Production AB, a closely held Swedish corporation ("Silva"), pursuant to the terms of a Stock Purchase Agreement dated January 30, 1996 (the "Agreement") by and between Registrant and Silva. The Stock constitutes all of the issued and outstanding shares of Brunton owned by Registrant as of the date of the sale including 90,750 shares held in Brunton's treasury. Brunton has been a wholly owned subsidiary of the Registrant since June 1, 1994. There was no relationship between Silva and the Registrant or any of Registrant's affiliates, directors or officers (or any associate of any director or officer of Registrant) prior to the sale. Following the sale the only relationships between Silva and the Registrant or any of Registrant's affiliates, directors or officers (or any associate of such director or officer) will be (i) Silva will remain obligated to Registrant for the payment of the deferred portion of the purchase price and payment of 45% of the net profits before taxes of Brunton's current product lines for the next four years and three months, as described below; (ii) Harold F. Herron, an officer and director of Registrant, will remain the President of Brunton for at least one year; (iii) Mr. Herron and John L. Larsen, the Chairman, President and Chief Executive officer of the Registrant, will remain on the board of directors of Brunton until replaced and (iv) R. Scott Lorimer, the Registrant's CFO and Treasurer, was appointed to serve as a director, secretary/treasurer and CFO of Brunton.

     The purchase price for the Stock was $4,300,000, which was a negotiated price based on an Adjusted Shareholder's Equity in Brunton (as defined in the Agreement) as of January 31, 1996 of $2,399,103. Registrant received $300,000 upon execution and delivery of the Agreement, approximately $3,000,000 by wire transfer from Silva at closing and an agreement by Silva to pay Registrant $1,000,000 in three annual installments of $333,333 together with interest at the rate of 7% per annum, such installments to be paid on February 15, 1997, February 15, 1998 and February 15, 1999. In addition, Silva agreed that, in the operation of Brunton, Silva will cause the existing Brunton products and operations (including lasers and other new products being developed by Brunton at the time of the sale) to be a separate profit center and to pay Registrant 45% of the net profits before taxes derived from that profit center for a period of four years and three months commencing February 1, 1996. The first such net profits payment will be made on or before July 15, 1997 for the period from February 1, 1996 through April 30, 1997, if net profits are earned for such period. Additional net profits payments will be made, on July 15, 1998, July 15, 1999 and July 15, 2000, if net profits are earned for the corresponding twelve month period. There can be no assurance that Brunton will earn net profits for any such period and therefore there can be no assurance that any such net profits payment will be received by Registrant.

     The assets of Brunton that were acquired by Silva through the purchase of the Stock consist of certain real estate housing Brunton's headquarters and manufacturing operations in the City of Riverton, Wyoming; Brunton's working capital; equipment, inventory, machinery, personal property and all of Brunton's intellectual property rights.

     Certain items of equipment and personal property were withheld by the Registrant from the Agreement and transferred from Brunton to Registrant, by mutual agreement with Silva, for Registrant's assumption of the indebtedness thereon. Such items include off-book inventory and depreciated mining equipment, real estate not used in Brunton operations, and miscellaneous other equipment, as well as 225,556 shares of Registrant's common stock, par value $0.01 per share, and options to purchase 150,000 shares of Registrant's common stock for $3.50 per share; 160,000 shares of Crested Corp. common stock, par value $0.001, and options to purchase (from Crested Corp.) 300,000 shares of Crested Corp. common stock for $0.40 per share, all of which were previously owned by Brunton.

     Also at closing, the Registrant paid Brunton $171,685 for accrued rentals on mining equipment owned by Brunton and transferred to Registrant at closing, and the Registrant paid off
$273,000 in bank debt previously incurred by Brunton in connection with a loan to the Registrant.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.  Not applicable.

(b) Pro Forma Financial Information. Registrant's unaudited pro forma condensed consolidated balance sheet giving effect to the disposition of The Brunton Company as of November 30,1995 (end of Registrant's second fiscal quarter); and Registrant's unaudited pro forma condensed consolidated statements of income for the fiscal year ended May 31, 1995, and for the six months ended November 30, 1995, in each instance giving effect to the disposition of The Brunton Company as if effected at the beginning of the income period.

(c) Exhibits. The following documents are filed as exhibits to the report on Form 8-K.

10.1 Stock Purchase Agreement including amendments with Silva
Production AB, without exhibits.

                    U.S. ENERGY CORP. AND AFFILIATES

                UNAUDITED PRO FORMA FINANCIAL INFORMATION

                   INTRODUCTORY HEADNOTE TO UNAUDITED

          PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On January 30, 1996, The Brunton Company (a Wyoming corporation, "Brunton"), a wholly owned subsidiary of U.S. Energy Corp. ("USE") and Silva Production AB ("Silva"), a Swedish corporation, executed a Stock Purchase Agreement (the "Agreement") whereby USE sold all of the issued and outstanding capital stock of Brunton to Silva for $4,300,000. In addition, USE will receive as additional consideration 45% of the net profits before taxes, derived from Brunton's operations for a period of four years and three months, commencing on February 1, 1996.

The unaudited pro forma condensed consolidated balance sheet is presented as of November 30, 1995. This presentation sets forth the financial position of USE as if the sale of Brunton's capital stock had occurred on November 30, 1995. The unaudited pro forma condensed consolidated statements of operations are presented for the year ended May 31, 1995 and the six months ended November 30, 1995. This presentation sets forth the results of operations of USE as if the sale of Brunton's capital stock had occurred on June 1, 1994.

The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with the appropriate footnotes thereto and the historical financial statements of U.S. Energy Corp. and Affiliates included in its May 31, 1995 Form 10-K.

ALL OF THE FOLLOWING UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION IS BASED ON ESTIMATES AND ASSUMPTIONS THAT ARE OUTLINED IN THE NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS. THE ACTUAL RESULTS REPORTED WOULD HAVE VARIED FROM SUCH UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION HAD BRUNTON'S STOCK BEEN SOLD AT AN EARLIER OR LATER DATE.

                                                                    Page 1 of 2

                     U.S. ENERGY CORP. AND AFFILIATES

           UNAUDIITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                         AS OF NOVEMBER 30, 1995

                               Historical        Pro Forma Adjustments
                               U.S. Energy   ----------------------------       Pro Forma
     ASSETS                       Corp.          Debit           Credit           Total
     ------                    -----------   -----------      -----------      -----------
CURRENT ASSETS:
  Cash                         $   952,400   $ 3,300,000(B)   $   205,500(A)   $ 4,046,900
  Accounts receivable
    Trade                        1,627,000       178,900(C)       947,600(A)       858,300
    Related parties                231,500        55,800(C)                        287,300
  Inventory                      1,502,000                      1,423,900(A)        78,100
  Current portion
    long-term notes
    receivable                      38,300                                          38,300
  Other                            206,200                         69,700(A)       136,500
                               -----------   -----------      -----------      -----------
        Total Current Assets     4,557,400     3,534,700        2,646,700        5,445,400
                               -----------   -----------      -----------      -----------
INVESTMENTS AND ADVANCES:
  Affiliates                     3,243,400                                       3,243,400
  Restricted                     7,983,000                                       7,983,000
                               -----------   -----------      -----------      -----------
                                11,226,400                                      11,226,400
                               -----------   -----------      -----------      -----------
PROPERTIES AND EQUIPMENT, net   17,802,000       279,100(D)        90,900(A)    17,990,200
                               -----------   -----------      -----------      -----------
OTHER ASSETS:
  Accounts and notes receivable-
    Real estate and other          891,600     1,000,000(B)        33,800(A)     1,857,800
    Employees, affiliates
      and related parties          577,500                                         577,500
  Deposits and other               124,700                                         124,700
                               -----------   -----------      -----------      -----------
                                 1,593,800     1,000,000           33,800        2,560,000
                               -----------   -----------      -----------      -----------
                               $35,179,600   $ 4,813,800      $ 2,771,400      $37,222,000
                               -----------   -----------      -----------      -----------
                               -----------   -----------      -----------      -----------













                    See Accompanying notes to unaudited pro forma
                        condensed consolidated balance sheet.

                                                                    Page 2 of 2

                        U.S. ENERGY CORP. AND AFFILIATES

             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                             AS OF NOVEMBER 30, 1995

                               Historical          Pro Forma Adjustments
     LIABILIITES AND           U.S. Energy      ---------------------------         Pro Forma
  STOCKHOLDERS' EQUITY            Corp.           Debit            Credit             Total
  --------------------         -----------      -----------      -----------      -----------

CURRENT LIABILITIES:
  Accounts payable and
     accrued expenses            $ 1,452,400     $   231,500(A)   $   205,400(E)   $ 1,426,300
  Lines of credit                    843,000         193,700(A)                        649,300
  Current portion of
    long-term debt                   502,000                           38,300(D)       540,300
                                 -----------     -----------      -----------      -----------
  Total current liabilities        2,797,400         425,200          243,700        2,615,900
                                 -----------     -----------      -----------      -----------
LONG-TERM DEBT                     1,146,100         612,700(A)       240,800(D)       774,200

RECLAMATION LIABILITY              3,951,800                                         3,951,800

OTHER ACCURED LIABILITY           10,605,800                                        10,605,800

DEFERRED TAX LIABILITY               214,100                           53,000(A)       267,100

MINORITY INTEREST                    479,600                                           479,600

FORFEITABLE COMMON STOCK           1,370,100                                         1,370,100

STOCKHOLDERS' EQUITY:
  Preferred stock                    --                                                  --
  Common stock                        61,900                                            61,900
  Additional paid-in capital      21,438,700                                        21,438,700
  Accumulated deficit             (3,629,200)                       2,542,800(A)    (1,086,400)
  Treasury stock at cost          (2,242,400)                                       (2,242,400)
  Unallocated ESOP contribution   (1,014,300)                                       (1,014,300)
                                 ------------    -----------      -----------      -----------
                                  14,614,700          --            2,542,800       17,157,500
                                 ------------    -----------      -----------      -----------
                                 $35,179,,600    $ 1,037,900      $ 3,080,300      $37,222,000
                                 ------------    -----------      -----------      -----------
                                 ------------    -----------      -----------      -----------












                 See accompanying notes to unaudited pro forma
                      condensed consolidated balance sheet.

                        NOTES TO UNAUDITED PRO FORMA

                    CONDENSED CONSOLIDATED BALANCE SHEET

(A) This entry eliminates Brunton from the consolidated balance sheet of USE as of November 30, 1995 and records the proceeds from the sale. Brunton was sold for $4,300,000, plus additional consideration of 45% of the net profits before taxes, for the four years and three months commencing February 1, 1996. The $4,300,000 includes cash of $3,300,000 and a note for $1,000,000 due annually in amounts of $333,333 beginning February 15, 1997.

     USE recognized a gain on the sale of Brunton of $2,542,800, which is net of estimated alternative minimum taxes of $50,000. In addition, approximately $440,000 of the proceeds were subsequently used to pay certain liabilities and debt either assumed from or owed to Brunton by USE.

(B) This entry represents the gross purchase price to Silva which was $4,300,000, $3,300,000 in cash and a $1,000,000 long-term note.

(C) This entry reflects various accounts receivable which were retained by U.S. Energy at the time of the sale.

(D) At the time of the sale U.S. Energy retained $38,300 in current debt and $240,800 in long-term debt for a total of $279,100 which represents equipment which was retained by U.S. Energy and not transferred in the Brunton sale.

(E) Accounts payable and accrued expenses increased by $50,000 as a result of the accrual of alternative minimum tax on the sale and $155,400 as a result of inter company accounts payable/receivable between Brunton and U.S. Energy.

                                                                    Page 1 of 2

                      U.S. ENERGY CORP. AND AFFILIATES

                 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

                           STATEMENT OF OPERATIONS

                 FOR THE SIX MONTHS ENDED NOVEMBER 30, 1995


                               Historical      Pro Forma Adjustments(A)
                               U.S. Energy   ----------------------------        Pro Forma
                                  Corp.         Debit            Credit            Total
                               -----------   -----------      -----------       -----------
REVENUES:
  Mineral sales and option     $ 2,174,300   $                $                 $ 2,174,300
  Construction contract
    revenues                     2,817,100                                        2,817,100
  Oil sales                         82,000                                           82,000
  Recreational product sales                   2,575,000        2,575,000(A)         --
  Commercial revenues              560,900        37,800(A)                         523,100
  Interest and other               314,200         4,300(A)                         309,900
  Management and other fees        371,300         1,600(A)                         369,700
                               -----------   -----------      -----------       -----------
                                 8,894,800     2,618,700                          6,276,100
                               -----------   -----------      -----------       -----------
COST AND EXPENSES:
  Cost of mineral sales          1,824,300                                        1,824,300
  Cost of recreational
    products                     1,381,700                      1,381,700(A)         --
  Mineral operations               411,500                                          411,500
  Construction costs             2,095,300                                        2,095,300
  Abandoned gas leases             328,700                                          328,700
  General and administrative     1,882,100                        875,600(A)      1,006,500
  Commercial operations          1,068,300                                        1,068,300
  Oil production                    31,400                                           31,400
  Interest                         145,000                         43,300(A)        101,700
                               -----------   -----------      -----------       -----------
                                 9,168,300                      2,300,600         6,867,700





                    See accompanying notes to unaudited pro forma
                   condensed consolidated statement of operations.

                        U.S. ENERGY CORP. AND AFFILIATES

                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

                           STATEMENT OF OPERATIONS

                 FOR THE SIX MONTHS ENDED NOVEMBER 30, 1995


                               Historical    Pro Forma Adjustments(A)
                               U.S. Energy  --------------------------     Pro Forma
                                  Corp.         Debit         Credit         Total
                               -----------   -----------    -----------   -----------
LOSS BEFORE EQUITY, LOSS OF
  AFFILIATES, PROVISION FOR
  INCOME TAXES                 $  (273,500)   $ 2,618,700    $ 2,300,600   $  (591,600)

MINORITY INTEREST IN LOSS OF
  CONSOLIDATED SUBSIDIARIES         66,500                                      66,500

EQUITY IN LOSS OF
  AFFILIATES, net                 (165,900)                                   (165,900)
                               -----------    -----------    -----------    -----------
LOSS BEFORE PROVISION FOR
  INCOME TAXES                    (372,900)     2,618,700      2,300,600      (691,000)

PROVISION FOR INCOME TAXES         --             --             --            --
                               -----------    -----------    -----------   -----------
NET LOSS                       $  (372,900)   $ 2,618,700    $ 2,300,600   $  (691,000)
                               -----------    -----------    -----------   -----------
                               -----------    -----------    -----------   -----------
NET LOSS PER SHARE             $      (.06)                                $      (.11)
                               -----------                                 -----------
                               -----------                                 -----------

WEIGHTED AVERAGE NUMBER
  OF SHARES OUTSTANDING          6,034,445                                   6,034,445
                               -----------    -----------    -----------    -----------
                               -----------    -----------    -----------    -----------









                    See accompanying notes to unaudited pro forma
                   condensed consolidated statements of operations.

                      U.S. ENERGY CORP. AND AFFILIATES

                 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

                         STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED MAY 31, 1995


                               Historical     Pro Forma Adjustments(B)
                               U.S. Energy   --------------------------         Pro Forma
                                  Corp.         Debit            Credit           Total
                               -----------   -----------      -----------      -----------
REVENUES:
  Construction contract
    revenues                   $ 1,303,400   $                $                $ 1,303,400
  Commercial operations          1,253,200        75,600(B)                      1,177,600
  Recreational product sales                   4,452,300        4,452,300(B)         --
  Oil sales                        194,500                                         194,500
  Gain on sales of assets        1,282,400                                       1,282,400
  Gain from restructuring
    mineral properties
    agreements                      85,500                                          85,500
  Interest                         479,900        10,000(B)                        469,900
  Management fees and other         96,800         9,500                            87,300
                               -----------   -----------      -----------      -----------
                                 9,148,000     4,547,400           --            4,600,600
                               -----------   -----------      -----------      -----------
COST AND EXPENSES:
  Mineral operations             1,654,300                                       1,654,300
  Construction costs             1,038,300                                       1,038,300
  Commercial operations          2,070,100                                       2,070,100
  Cost of recreational
    products sold                2,407,000                      2,407,000(B)         --
  Oil production                    78,100                                          78,100
  General and administrative     3,606,100                      1,745,500(B)     1,860,600
  Gas operations                   206,600                                         206,600
  Loss on sale of investments       90,000                                          90,000
  Interest                         279,000                         98,700(B)       180,300
                               -----------   -----------      -----------      -----------
                                11,429,500                      4,251,200        7,178,300
                               -----------   -----------      -----------      -----------

                    See accompanying notes to unaudited pro forma
                   condensed consolidated statement of operations.

                       U.S. ENERGY CORP. AND AFFILIATES

                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

                          STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED MAY 31, 1995


                               Historical     Pro Forma Adjustments(A)
                               U.S. Energy   ---------------------------     Pro Forma
                                  Corp.         Debit          Credit         Total
                               -----------   -----------     -----------   -----------
LOSS ON MINORITY INTEREST
  IN LOSS, EQUITY IN LOSS OF
  AFFILIATES AND INCOME TAXES   $(2,281,500)  $ 4,547,400    $ 4,251,200   $(2,577,700)

MINORITY INTEREST IN LOSS OF
  CONSOLIDATED SUBSIDIARIES         653,200                                    653,200

EQUITY IN LOSS OF
  AFFILIATES                       (442,300)                                  (442,300)
                                -----------   -----------    -----------   -----------
LOSS BEFORE INCOME TAXES         (2,070,600)    4,547,400      4,251,200    (2,366,800)

INCOME TAXES                        --            --             --            --
                                -----------   -----------    -----------   -----------
NET LOSS                        $(2,070,600)  $ 4,547,400    $ 4,251,200   $(2,366,800)
                                -----------   -----------    -----------   -----------
                                -----------   -----------    -----------   -----------
NET LOSS PER SHARE              $      (.42)                               $      (.48)
                                -----------                                -----------
                                -----------                                -----------

WEIGHTED AVERAGE
  SHARES OUTSTANDING              4,977,050                                  4,977,050
                                -----------   -----------    -----------   -----------
                                -----------   -----------    -----------   -----------



















                   See accompanying notes to unaudited pro forma
                  condensed consolidated statements of operations.

                         NOTES TO UNAUDITED PRO FORMA

               CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


(A)  This entry eliminates the historical operations of The
     Brunton Company for the six months ended November 30, 1995.

(B)  This entry eliminates the historical operations of The
     Brunton Company for the year ended May 31, 1995.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       U. S. ENERGY CORP.



February 21, 1996                By:      s/ Max T. Evans
                                       -----------------------------------
                                       Max T. Evans, Secretary